                                                            Exhibit 10.22



                           REGISTRATION RIGHTS AGREEMENT

                             Dated as of April 24, 1998

                                    by and among

                                NASH-FINCH COMPANY,

                             THE SUBSIDIARY GUARANTORS
                                    named herein

                                        and

                                MERRILL LYNCH & CO.,
                MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

                           NESBITT BURNS SECURITIES INC.

                                        and

                                PIPER JAFFRAY INC.,

                               as Initial Purchasers

                           ______________________________

                                    $165,000,000

                      8 1/2% SENIOR SUBORDINATED NOTES DUE 2008

                                  TABLE OF CONTENTS

                                                                            PAGE

1. Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

2. Registration Under the Securities Act.. . . . . . . . . . . . . . . . . 6

3. Registration Procedures.. . . . . . . . . . . . . . . . . . . . . . . . 12

4. Registration Expenses . . . . . . . . . . . . . . . . . . . . . . . . . 24

5. Indemnification and Contribution. . . . . . . . . . . . . . . . . . . . 25

6. Rules 144 and 144A. . . . . . . . . . . . . . . . . . . . . . . . . . . 30

7. Underwritten Registrations. . . . . . . . . . . . . . . . . . . . . . . 31

8. Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31

     (a)  Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
     (b)  No Inconsistent Agreements . . . . . . . . . . . . . . . . . . . 32
     (c)  Adjustments Affecting Registrable Securities . . . . . . . . . . 32
     (d)  Amendments and Waivers . . . . . . . . . . . . . . . . . . . . . 32
     (e)  Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     (f)  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . 34
     (g)  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . 34
     (h)  Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     (i)  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . 35
     (j)  Severability . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     (k)  Securities Held by the Company or Its
          Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
     (l)  Third Party Beneficiaries. . . . . . . . . . . . . . . . . . . . 35
     (m)  Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . 36

                           REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (the "AGREEMENT") is made and entered into as of April 24, 1998 by and among NASH-FINCH COMPANY, a Delaware corporation (the "COMPANY"), each of the Company's subsidiaries listed on the signature pages hereto (collectively, the "SUBSIDIARY GUARANTORS"), and MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MERRILL LYNCH"), NESBITT BURNS SECURITIES INC. and PIPER JAFFRAY INC. (collectively, the "INITIAL PURCHASERS").

          This Agreement is entered into in connection with the Purchase Agreement, dated April 20, 1998, by and among the Company, the Subsidiary Guarantors and the Initial Purchasers (the "PURCHASE AGREEMENT") relating to the sale by the Company to the Initial Purchaser of $165,000,000 aggregate principal amount of the Company's 8 1/2% Senior Subordinated Notes due 2008 (the "NOTES") and the guarantees thereof of the Subsidiary Guarantors (the "GUARANTEES," and together with the Notes, the "SECURITIES"). The Company and the Subsidiary Guarantors are collectively referred to herein as the "ISSUERS." In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Subsidiary Guarantors have agreed to provide the registration rights set forth in this Agreement for the benefit of the holders of Registrable Securities (as defined), including, without limitation, the Initial Purchasers. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Securities under the Purchase Agreement.

          The parties hereby agree as follows:

1.   DEFINITIONS

          As used in this Agreement, the following terms shall have the following meanings:

          ADVICE:  See the last paragraph of Section 3.

          AGREEMENT:  See the first introductory paragraph to this Agreement.

          APPLICABLE PERIOD:  See Section 3(v).

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                                         -2-

          BUSINESS DAY: A day that is not a Saturday, a Sunday, or a day on which banking institutions in New York, New York are required to be closed.

          CLOSING DATE:  The Closing Time as defined in the Purchase Agreement.

          COMPANY:  See the first introductory paragraph to this Agreement.

          EFFECTIVENESS DATE:  The 60th day after the Filing Date.

          EFFECTIVENESS PERIOD:  See Section 2(b).

          EVENT DATE:  See Section 2(d).

          EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

          EXCHANGE SECURITIES: Shall mean the 8 1/2% Series B Senior Subordinated Notes due 2008 of the Company, and the guarantees thereon of the Subsidiary Guarantors, issued pursuant to, and entitled to the benefits of, the Indenture (which shall be qualified under the TIA) and registered pursuant to an effective Registration Statement under the Securities Act, containing terms identical to the Securities (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Securities or, if no such interest has been paid, from the Issue Date and (ii) the transfer restrictions therein shall be eliminated) to be offered to Holders of Securities in exchange for Securities in the Exchange Offer.

          EXCHANGE OFFER:  See Section 2(a).

          EXCHANGE REGISTRATION STATEMENT:  See Section 2(a).

          FILING DATE:  The 30th day after the Issue Date.

          HOLDER:  Any registered holder of Registrable Securities.

          INDEMNIFIED PERSON and INDEMNIFIED PERSONS: See Section 5(a).

          INDENTURE: The Indenture, dated as of April 24, 1998, by and among the Issuers and U.S. Bank Trust National As-


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                                         -3-

sociation, as trustee, pursuant to which the Securities are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

          INITIAL PURCHASERS: See the first introductory paragraph to this Agreement.

          INSPECTORS:  See Section 3(o).

          ISSUE DATE: The date on which the Securities were sold to the Initial Purchasers pursuant to the Purchase Agreement.

          ISSUERS:  See the second introductory paragraph to this Agreement.

          LIQUIDATED DAMAGES:  See Section 2(d).

          MAJORITY HOLDERS: shall mean the Holders of a majority of the aggregate principal amount of outstanding (as determined under the Indenture) Registrable Securities.

          NASD:  National Association of Securities Dealers, Inc.

          NOTES:  See the second introductory paragraph to this Agreement.

          PARTICIPATING BROKER-DEALER:  See Section 3(v).

          PERSON: An individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

          PRIVATE EXCHANGE:  See Section 2(a).

          PRIVATE EXCHANGE SECURITIES:  See Section 2(a).

          PROSPECTUS: The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amend-


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                                         -4-

ments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          PURCHASE AGREEMENT: See the second introductory paragraph to this Agreement.

          RECORDS:  See Section 3(o).

          REGISTRABLE SECURITIES: Each Security upon original issuance thereof and at all times subsequent thereto, each Exchange Security as to which Section 2(b)(iv) hereof is applicable upon original issuance thereof and at all times subsequent thereto and each Private Exchange Security upon original issuance thereof and at all times subsequent thereto, until, in the case of any such Security, Exchange Security or Private Exchange Security, as the case may be, the earliest to occur of (i) a Registration Statement (other than, with respect to any Exchange Security as to which Section 2(b)(iv) hereof is applicable, the Exchange Registration Statement) covering such Security, Exchange Security or Private Exchange Security, as the case may be, has been declared effective by the SEC and such Security, Exchange Security or Private Exchange Security, as the case may be, has been disposed of in accordance with such effective Registration Statement, (ii) such Security, Exchange Security or Private Exchange Security, as the case may be, is sold in compliance with Rule 144(k),
(iii) in the case of any Security, such Security has been exchanged by any Person (other than an exchange by a Participating Broker-Dealer pursuant to the Exchange Offer) for an Exchange Security or Exchange Securities which may be resold without restriction under state and federal securities laws,(iv) following the exchange by a Participating Broker-Dealer in the Exchange Offer of a Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such Participating Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, as amended or supplemented, (v) in the case of any Security or Private Exchange Security, the date such Security or Private Exchange Security, as the case may be, shall have been otherwise transferred by the holder thereof and a new Security not bearing a legend restricting further transfer shall have been delivered by the Issuers and subsequent disposition of such Security shall not require registration or qualification under the Securities Act or any similar state law then in force or
(vi) such Security, Exchange Security or Private Ex-


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                                         -5-

change Security, as the case may be, ceases to be outstanding for purposes of the Indenture.

          REGISTRATION STATEMENT: Any registration statement of the Issuers, including, but not limited to, the Exchange Registration Statement, that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference therein.

          RULE 144(K): Rule 144(k) under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          RULE 144A: Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule 144) or regulation hereafter adopted by the SEC.

          RULE 415: Rule 415 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          SEC:  The Securities and Exchange Commission.

          SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

          SHELF REGISTRATION STATEMENT:  See Section 2(b).

          SUBSIDIARY GUARANTORS: See the first introductory paragraph to this Agreement.

          TIA:  The Trust Indenture Act of 1939, as amended.

          TRUSTEE:  The trustee under the Indenture.


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                                         -6-

          UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING: A registration in which securities of one or more of the Issuers are sold to an underwriter for reoffering to the public.

2.   REGISTRATION UNDER THE SECURITIES ACT.

          (a) EXCHANGE OFFER. Each of the Issuers agrees to file with the SEC no later than the Filing Date a registration statement filed under the Securities Act on the appropriate form (the "EXCHANGE REGISTRATION STATEMENT") with respect to an offer to exchange (the "EXCHANGE OFFER") any and all of the Registrable Securities (other than Private Exchange Securities, if any) for a like aggregate principal amount of Exchange Securities. The Exchange Offer shall comply with all applicable tender offer rules and regulations under the Exchange Act. Each of the Issuers agrees to use its best efforts to (x) cause the Exchange Registration Statement to be declared effective under the Securities Act as promptly as possible and in any event on or before the Effectiveness Date; (y) keep the Exchange Offer open for at least 20 Business Days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders; and (z) unless the Exchange Offer would not be permitted by applicable law or SEC policy, consummate the Exchange Offer on or prior to the 30th day following the Effectiveness Date. If after such Exchange Registration Statement is initially declared effective by the SEC, the Exchange Offer or the issuance of the Exchange Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Registration Statement shall be deemed not to have become effective for purposes of this Agreement. Each Holder who participates in the Exchange Offer will be required to represent that any Exchange Securities received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Exchange Securities, that such Holder is not an affiliate of any of the Issuers within the meaning of Rule 405 of the Securities Act (or that if it is an affiliate that it will comply with applicable registration and prospectus delivery requirements of the Securities
Act), and that such Holder is not a broker-dealer tendering Registrable Securities for Exchange Securities acquired directly from any of the Issuers for its own account. Upon consummation of the Exchange Offer in accordance with this Section 2(a), the provisions of this Agreement shall continue to apply, MUTATIS MUTANDIS, solely with respect to Registrable Securities that are Private Exchange Securities or


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                                         -7-

as to which clause 2(b)(iv) hereof applies and Exchange Securities held by Participating Broker-Dealers, and the Issuers shall have no further obligation to register Registrable Securities (other than Private Exchange Securities and other than in respect of any Securities or Exchange Securities as to which clause 2(b)(iv) hereof applies) pursuant to Section 2(b) of this Agreement.

          If, upon consummation of the Exchange Offer, any Initial Purchaser holds any Securities acquired by it and having the status of an unsold allotment in the initial distribution, the Issuers, upon the request of such Initial Purchaser, shall, simultaneously with the delivery of each such Exchange Securities in the Exchange Offer, issue and deliver to each such Initial Purchaser, in exchange (the "PRIVATE EXCHANGE") for the Securities held by each such Initial Purchaser, a like principal amount of debt securities of the Company, guaranteed by the Subsidiary Guarantors, that are issued pursuant to, and entitled to the benefits of, the Indenture and are identical in all material respects to the Exchange Securities, except for (i) the existence of restrictions on transfer thereof under the Securities Act and securities laws of the several states of the United States and (ii) the registration rights in respect thereof shall continue to apply (the "PRIVATE EXCHANGE SECURITIES").
The Private Exchange Securities shall be of the same series as and bear the same CUSIP number as the Exchange Securities. Interest on the Private Exchange Securities will accrue from the last interest payment date on which interest was paid on the Securities surrendered in exchange therefor or, if no interest has been paid on the Securities, from the Issue Date.

          In connection with the Exchange Offer, the Issuers shall:

          (1) mail to each Holder a copy of the Prospectus forming part of the Exchange Registration Statement, together with an appropriate letter of transmittal and related documents;

          (2) utilize the services of The Depository Trust Company or any other depositary appointed by the Company and which may be the Trustee or an affiliate thereof; PROVIDED, HOWEVER, that such depositary must have an address in the Borough of Manhattan, the City of New York;

          (3) permit Holders to withdraw tendered Registrable Securities at any time prior to the close of business, New


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                                         -8-

     York time, on the last business day on which the Exchange Offer shall remain open by sending to the institution specified in the notice, a facsimile transmission or letter setting forth the name of such Holder, the principal amount of Securities delivered for exchange, and a statement that such Holder is withdrawing his election to have a certain amount of or all of such Securities exchanged; and

          (4)  otherwise comply in all respects with all applicable laws.

          The Exchange Securities and the Private Exchange Securities shall be issued under the Indenture which, shall have been qualified under the TIA and shall provide that the Exchange Securities shall not be subject to the transfer restrictions set forth in the Indenture. The Indenture shall provide that the Exchange Securities, the Private Exchange Securities and the Securities shall vote and consent together on all matters as one class and that none of the Exchange Securities, the Private Exchange Securities or the Securities will have the right to vote or consent as a separate class on any matter.

          The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than (i) that the Exchange Offer or Private Exchange, as the case may be, does not violate applicable law or any applicable policy of the SEC, and (ii) the due tendering of Registrable Securities in accordance with the terms of the Exchange Offer or Private Exchange, as the case may be. As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Issuers shall:

          (1) accept for exchange all Registrable Securities or portions thereof validly tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

          (2) deliver to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange; and

          (3) issue and cause the Trustee to authenticate and deliver promptly to each Holder tendering such Registrable Securities, Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Securities of such Holder so accepted for exchange.


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                                         -9-

          To the extent not prohibited by any law or applicable policy of the SEC, the Issuers shall use their best efforts to complete the Exchange Offer as provided above, and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws in connection with the Exchange Offer. The Issuers shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Registrable Securities in the Exchange Offer.

          (b) SHELF REGISTRATION. In the event that (i) the Issuers are not permitted to file the Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or SEC policy, (ii) the Exchange Offer is not for any other reason consummated within 120 days after the Issue Date, (iii) any holder of Private Exchange Notes so requests or (iv) (A) any holder of Securities notifies the Issuers within 20 Business Days after the commencement of the Exchange Offer that (a) due to a change in applicable law or SEC policy it is not entitled to participate in the Exchange Offer, (b) due to a change in applicable law or SEC policy it may not resell the Exchange Securities to be acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such holder or (c) it is a broker-dealer and owns Securities acquired directly from the Issuers or affiliates of the Issuers for its own account or
(B) the holders of a majority in aggregate principal amount of the Securities may not resell the Exchange Securities to be acquired by them in the Exchange Offer to the public without restriction under the Securities Act and without restriction under applicable blue sky or state securities laws, then the Issuers shall, at their cost, file promptly after such determination or date, as the case may be, and, in any event, prior to the later of (A) 30 days after the Issue Date or (B) 30 days after such filing obligation arises and use its best efforts to cause a shelf registration statement (the "SHELF REGISTRATION STATEMENT") to be declared effective by the SEC on or prior to 60 days after such obligation arises; PROVIDED, HOWEVER, that if the Company has not consummated the Exchange Offer within 120 days of the Issue Date, then the Company will file with the SEC on or prior to the 121st day after the Issue Date, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities, and shall use its best efforts to have such Shelf Registration Statement declared effective by the SEC as soon as practicable and in any event, no later than 60 days


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                                         -10-

after the earlier of 180 days after the Issue Date and 60 days after such Shelf Registration Statement was first filed (or, if earlier, required to be filed) with the SEC. No Holder of Registrable Securities may include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder furnishes to the Issuers, in writing, within 15 days after receipt of a request therefor, such information as the Issuers may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Issuers all information with respect to such Holder necessary to make any information previously furnished to the Issuers by such Holder not materially misleading.

          The Issuers agree to use their best efforts to keep the Shelf Registration Statement continuously effective for a period of two years from the effective date of such Shelf Registration Statement (subject to extension pursuant to the last paragraph of Section 3 hereof) or such shorter period that will terminate when all of the Registrable Securities covered by such Shelf Registration Statement have been sold pursuant thereto or cease to be outstanding or otherwise cease to be Registrable Securities (the "EFFECTIVENESS PERIOD"). The Issuers shall not permit any securities other than Registrable Securities to be included in the Shelf Registration. The Issuers further agree, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Issuers for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Issuers agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

          (c) EFFECTIVE REGISTRATION STATEMENT. An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; PROVIDED, HOWEVER, that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities may legally resume. The Issuers will be deemed not to have used their best efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if they voluntarily take any action that would result in any such Registration Statement not being declared effective or in the Holders of Registrable Securities covered thereby not being able to exchange or offer and sell such Registrable Securities during that period, unless such action is required by applicable law.

          (d) LIQUIDATED DAMAGES. In the event that (i) the applicable Registration Statement is not filed with the SEC on or prior to the date specified herein for such filing, (ii) the applicable Registration Statement is not declared effective on or prior to the date specified herein for such effectiveness after such obligation arises (the "EFFECTIVENESS TARGET DATE"),
(iii) the Exchange Offer is required to be consummated hereunder and the Issuers fail to consummate the Exchange Offer within 30 days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) the applicable Registration Statement is filed and declared effective prior to the Effectiveness Target Date but shall thereafter cease to be effective or usable without being succeeded immediately by an additional Registration Statement covering the Registrable Securities which has been filed and declared effective (each such event referred to in clauses (i) through (iv), a "REGISTRATION DEFAULT"), then the Issuers will pay liquidated damages in cash on the Registrable Securities as to which such Registration Default relates ("LIQUIDATED DAMAGES"), with respect to the first 90-day period (or portion thereof) while a Registration Default is continuing immediately following the occurrence of such Registration Default, in an amount equal to 0.25% per annum of the principal amount of the Securities for each Registration Default. The amount of Liquidated Damages will increase by an additional 0.25% per annum of the principal amount of the Securities for each subsequent 90-day period (or portion thereof) while a Registration Default is continuing until all Registration Defaults have been cured, up to an aggregate maximum increase in the interest rate of 1.00% per annum of the principal amount of the Securities. Liquidated Damages shall be computed based on the actual number of days elapsed during which any such Registration Defaults exist and a 360-day year. Following the cure of a Registration Default, the accrual of Liquidated Damages with respect to such Registration

Default will cease and the interest will revert to the original rate.

          The Issuers shall notify the Trustee within one Business Day after each and every date on which an event occurs in respect of which Liquidated Damages is required to be paid (an "EVENT DATE"). Liquidated Damages shall be paid in arrears by depositing with the Trustee, in trust, for the benefit of the Holders of Registrable Securities, on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Liquidated Damages then due. The Liquidated Damages due shall be payable in arrears on each interest payment date to the record Holder of Securities entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Liquidated Damages shall be deemed to accrue from and including the day following the applicable Event Date.

          (e) SPECIFIC ENFORCEMENT. Without limiting the remedies available to the Initial Purchasers and the Holders, the Issuers acknowledge that any failure by the Issuers to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuers' obligations under
Section 2(a) and Section 2(b) hereof.

3.   REGISTRATION PROCEDURES.

          In connection with the obligations of the Company with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Issuers shall:

          (a) prepare and file with the SEC a Registration Statement or Registration Statements as prescribed by Sections 2(a) and 2(b) hereof within the relevant time period specified in Section 2 hereof on the appropriate form under the Securities Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use its best efforts to cause such Registration Statement to become effective and remain effective in accor-dance with Section 2 hereof; PROVIDED that if (1) such filing is pursuant to
Section 2(b), or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuers shall furnish to and afford the Holders of the Registrable Securities and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (at least 5 Business Days prior to such filing). The Company shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must provide information for inclusion therein without the Holders being afforded an opportunity to review such documentation a reasonable time prior to the filing of such document or if the Majority Holders or such Participating Broker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably object by written notice to the Company within three Business Days after receipt of such documentation;

          (b) prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration or Exchange Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus;

          (c)  if (1) a Shelf Registration is filed pursuant to Section 2(b), or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period from whom the Issuers have received written notice that it will be a Participating Broker-Dealer in the Ex-change Offer, notify the selling Holders of Registrable Securities, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within two Business Days), and confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective,
(iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iv) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities the representations and warranties of the Issuers contained in any agreement (including any underwriting agreement) contemplated by Section 3(n) hereof cease to be true and correct, (v) of the receipt by the Issuers of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities or the Exchange Securities to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event or the failure of any event to occur, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in, or amendments or supplements to, such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of any of the Issuers' reasonable determination that a post-effective amendment to a Registration Statement would be appropriate;

          (d)  if (1) a Shelf Registration is filed pursuant to Section 2(b), or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, use its best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities or the Exchange Securities to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use its best efforts to obtain the withdrawal of any such order at the earliest possible date;

          (e) if a Shelf Registration is filed pursuant to Section 2(b) and if requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Securities being sold in connection with an underwritten offering, (i) promptly as practicable incorporate in a prospectus supplement or post-effective amendment such information or revisions to information therein relating to such underwriters or selling Holders as the managing underwriters, if any, or such Holders or their counsel reasonably request to be included or made therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Issuers have received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement;

          (f)  if (1) a Shelf Registration is filed pursuant to Section 2(b), or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, furnish to each selling Holder of Registrable Securities and to each such Participating Broker-Dealer who so requests and to counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement or Registration Statements and each amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits;

          (g)  if (1) a Shelf Registration is filed pursuant to Section 2(b), or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, deliver to each selling Holder of Registrable Securities or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 3, each Issuer hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Securities covered by, or the sale by Participating Broker-Dealers of the Exchange Securities pursuant to, such Prospectus and any amendment or supplement thereto;

          (h) prior to any public offering of Registrable Securities or any delivery of a Prospectus contained in the Exchange Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, to use its best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Securities or each such Participating Broker-Dealer, as the case may be, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities or Exchange Securities, as the case may be, for offer and sale under the securities or blue sky laws of such jurisdictions as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters, if any, reasonably request (PROVIDED that where Exchange Securities held by Participating Broker-Dealers or Registrable Securities are offered pursuant to an underwritten offering, counsel to the underwriters shall, at the cost and expense of the Issuers, perform the blue sky investigations and file registrations and qualifications required to be filed pursuant to this Section 3(h)); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange

Securities held by Participating Broker-Dealers or the Registrable Securities covered by the applicable Registration Statement (PROVIDED that nothing contained in this Section 3(h) shall be construed to require the Issuers to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject);

          (i) if a Shelf Registration is filed pursuant to Section 2(b), cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request;

          (j) use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case each of the Issuers will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals;

          (k)  if (1) a Shelf Registration is filed pursuant to Section 2(b), or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, upon the occurrence of any event contemplated by paragraph 3(c)(iii), 3(c)(v), 3(c)(vi) or 3(c)(vii) hereof, as promptly as practicable prepare and (subject to Section 3(a) hereof) file with the SEC, at the joint and several expense of each of the Issuers, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder or to the pur-chasers of the Exchange Securities to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (l) use its best efforts to cause the Registrable Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement or the managing underwriter or underwriters, if any;

          (m) prior to the effective date of the first Registration Statement relating to the Registrable Securities, (i) provide the Trustee with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Securities;

          (n) in connection with an underwritten offering of Registrable Securities pursuant to a Shelf Registration, enter into an underwriting agreement and such other agreements as are customary in underwritten offerings of debt securities similar to the Securities and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Securities and, in such connection, (i) make such representations and warranties to the underwriters, with respect to the business of the Issuers and their respective subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Securities, and confirm the same in writing if and when requested; (ii) obtain opinions of counsel to the Issuers and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters and the Majority Holders, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of debt securities similar to the Securities and such other matters as may be reasonably requested by underwriters; (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriter or underwriters and the Majority Holders from the independent certified public accountants of the Issuers (and, if necessary, any other independent certi-fied public accountants of any subsidiary of any of the Issuers or of any business acquired by any of the Issuers for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters and the selling Holders, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt securities similar to the Securities and such other matters as reasonably requested by the managing underwriter or underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 5 hereof (or such other provisions and procedures acceptable to the Majority Holders and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder. In the case of a Shelf Registration Statement which is not underwritten, the Issuers shall take the actions set forth above to the extent reasonably requested;

          (o)  if (1) a Shelf Registration is filed pursuant to Section 2(b), or
(2) a Prospectus contained in an Exchange Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, make available for inspection by any selling Holder of such Registrable Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "INSPECTORS"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Issuers and their respective subsidiaries (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Issuers and their respective subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Issuers determine, in good faith, to be confidential and any Records which they notify the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction,
(iii) the information in such Records has been made generally available to the public other than as a result of a disclosure or failure to safeguard by such Inspector or (iv) disclosure of such information is, in the opinion of counsel for any Inspector, necessary or advisable in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, related to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuers unless and until such is made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Issuers and allow the Issuers to undertake appropriate action to prevent disclosure of the Records deemed confidential at the expense of such Issuers;

          (p) provide an indenture trustee for the Registrable Securities or the Exchange Securities, as the case may be, and cause the Indenture to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Securities; and in connection therewith, cooperate with the Trustee under such Indenture and the Holders of the Registrable Notes, to effect such changes to such Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause such Trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such Indenture to be so qualified in a timely manner;

          (q) comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Regis-trable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

          (r) upon consummation of the Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Issuers, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Securities participating in the Exchange Offer or the Private Exchange, as the case may be, that (i) the Issuers have duly authorized, executed and delivered the Exchange Securities and Private Exchange Securities and the Indenture, and (ii) each of the Exchange Securities or the Private Exchange Securities, as the case may be, and the Indenture constitute a legal, valid and binding obligation of the Issuers, enforceable against the Issuers in accordance with its respective terms (in each case, with customary exceptions);

          (s) if the Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Securities by Holders to the Issuers (or to such other Person as directed by the Issuers) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Issuers shall mark, or caused to be marked, on such Registrable Securities that such Registrable Securities are being cancelled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall such Registrable Securities be marked as paid or otherwise satisfied;

          (t) cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

          (u) use its best efforts to take all other steps reasonably necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby;

          (v) (A) in the case of the Exchange Offer Registration Statement (i) include in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," which section shall be reasonably acceptable to the Initial Purchasers, and which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer (a "PARTICIPATING BROKER-DEALER") that holds Registrable Securities acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the reasonable judgment of the Initial Purchasers, represent the prevailing views of the staff of the SEC, including a statement that any such broker-dealer who receives Exchange Securities for Registrable Securities pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities, (ii) furnish to each Participating Broker-Dealer who has delivered to the Issuers the notice referred to in Section 3(c), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request, (iii) hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any Person subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Securities covered by the Prospectus or any amendment or supplement thereto,
(iv) use their respective best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements in order to resell the Exchange Securities; PROVIDED that such period shall not be required to exceed 180 days (or such longer period if extended pursuant to Section 3 hereof) (the "APPLICABLE PERIOD"), and (v) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

"If the exchange offeree is a broker-dealer holding Registrable Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Securities re-ceived in respect of such Registrable Securities pursuant to the Exchange Offer"; and

(y) a statement to the effect that by a broker-dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Registrable Securities, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act; and

          (B) in the case of any Exchange Offer Registration Statement, the Issuers agree to deliver to the Initial Purchasers on behalf of the Initial Purchasers and the Participating Broker-Dealers upon consummation of the Exchange Offer (i) an opinion of counsel substantially in the form attached hereto as Exhibit A, (ii) an officers' certificate containing certifications substantially similar to those set forth in Section 5(c) of the Purchase Agreement and such additional certifications as are customarily delivered in a public offering of debt securities and (iii) as well as upon the effectiveness of the Exchange Offer Registration Statement, a comfort letter, in each case, in customary form if permitted by Statement on Auditing Standards No. 72 of the American Institute of Certified Public Accountants; and

          (w) In the case of a Shelf Registration, on or prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a Prospectus after the initial filing of a Registration Statement, provide a reasonable number of copies of such document to the Holders.

          The Issuers may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Issuers such information regarding such seller and the distribution of such Registrable Securities as the Issuers may, from time to time, reasonably request in writing. The Issuers may exclude from such registration the Registrable Securities of any seller who fails to furnish such information within a reasonable time after receiving such request. Each seller as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Issuers all information required to be disclosed in order to make the information previously furnished to the Issuers by such seller not materially misleading.

          Each Holder of Registrable Securities and each Participating Broker-Dealer agrees by acquisition of such Registrable Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, that, upon re-ceipt of any notice from the Issuers of the happening of any event of the kind described in Section 3(c)(iii), 3(c)(v), (with respect to sales in such jurisdictions), 3(c)(vi) or 3(c)(vii), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus or Exchange Securities to be sold by such Holder or Participating Broker-Dealer, as the case may be, and, in each case, dissemination of such Prospectus until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(k), or until it is advised in writing (the "ADVICE") by the Issuers that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Issuers shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 3(k) or (y) the Advice.

4.   REGISTRATION EXPENSES

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers shall be borne by the Issuers, jointly and severally, whether or not the Exchange Offer or a Shelf Registration is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD, the SEC and any stock exchange and (B) fees and expenses of compliance with state securities or blue sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities or Exchange Securities and determination of the eligibility of the Registrable Securities or Exchange Securities for investment under the laws of such jurisdictions), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Securities or Exchange Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, or by the Holders of a majority in aggregate principal amount of the Registrable Securities included in any Registration Statement or by any Participating Broker-Dealer, as the case may be, (iii) messenger, telephone and delivery expenses incurred in connection with the Exchange Registration Statement and any Shelf Registration,
(iv) fees and disbursements of counsel for the Issuers and fees and disbursements of special counsel for the sellers of Registrable Securities (subject to the provisions of Section 4(b)), (v) fees and disbursements of all independent certified public accountants referred to in Section 3(n)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) rating agency fees, (vii) fees and expenses of the Trustee and any exchange agent or custodian, (viii) Securities Act liability insurance, if the Issuers desire such insurance, (ix) fees and expenses of all other Persons retained by the Issuers,
(x) internal expenses of the Issuers (including, without limitation, all salaries and expenses of officers and employees of the Issuers performing legal or accounting duties), (xi) the expense of any annual audit, (xii) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange (xiii) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement, and (xiv) any fees and disbursements of any underwriter customarily required to be paid by issuers or sellers of securities and the reasonable fees and expenses of any special experts retained by the Issuers in connection with any Registration Statement, but excluding fees of counsel to the underwriters or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

          (b) In connection with any Shelf Registration hereunder, the Issuers, jointly and severally, shall reimburse the Holders of the Registrable Securities being registered in such registration for the fees and disbursements of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in aggregate principal amount of the Registrable Securities to be included in such Shelf Registration and other out-of-pocket expenses of Holders of Registrable Securities incurred in connection with the registration and sale of Registrable Securities.

5.   INDEMNIFICATION AND CONTRIBUTION

          (a) Each of the Issuers, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, each Holder, each Participating Broker-Dealer, each underwriter who participates in an offering of Registrable Securities, their respective affiliates, each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of their respective directors, officers, employees and agents (each, an "Indemnified Person," and collectively, the "Indemnified Persons"), as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) covering Registrable Securities or Exchange Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (ii) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; PROVIDED that (subject to Section 5(c) below) any such settlement is effected with the prior written consent of the Company; and

        (iii) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of counsel chosen by such Purchaser, such Holder, such Participating Broker-Dealer or any underwriter (except to the extent otherwise expressly provided in Section 5(c) hereof)), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 5(a);

PROVIDED that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Issuers by such Initial Purchaser, such Holder, such Participating Broker-Dealer or any underwriter in writing expressly for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); PROVIDED, FURTHER, that the Issuers will not be liable to any Indemnified Person with respect to any such untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus to the extent that the Issuers shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from (A) the fact that such Indemnified Person, in contravention of a requirement of this Agreement or applicable law, sold Notes to a Person to whom such Indemnified Person failed to send or give, at or prior to the closing of such sale, a copy of the final Prospectus as then amended or supplemented if (i) the Issuers have previously furnished copies thereof (sufficiently in advance of such closing to allow for distribution in a timely manner) to the Indemnified Persons and the loss, liability, claim, damage or expense of such Indemnified Persons resulted from an untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in or omitted from the preliminary Prospectus which was corrected in the final Prospectus as, if applicable, amended or supplemented prior to such closing, and such Prospectus was required by law to be delivered at or prior to the written confirmation of sale to such Person, and (ii) such failure to give or send such final Prospectus by such closing to such Person would have constituted the sole defense to the claim asserted by such Person and the claims asserted by such person do not include allegations of any other untrue statement or omission made in the preliminary Prospectus which was not corrected in the final Prospectus, which allegation is upheld by a final judgment or (B) the use of the Prospectus during a period when the use of the Prospectus has been suspended in accordance with Section 3(c) hereof (provided that the Indemnified Persons received prior notice of such suspension). Any amounts advanced by an indemnifying party to an indemnified party pursuant to this Section 5 as a result of such losses shall be returned to such indemnifying party if it shall be finally determined by such a court in a judgment not subject to appeal or final review that such indemnified party was not entitled to indemnification by such indemnifying party.

          (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuers, the Initial Purchasers, each underwriter who participates in an offering of Registrable Securities and the other selling Holders and each of their respective directors, officers (including each officer of each of the Issuers who signed the Registration Statement), employees and agents and each Person, if any, who controls each of the Issuers, the Initial Purchasers, any underwriter or any other selling Holder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 5(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Issuers by such selling Holder expressly for use in the Registration Statement (or any amendment thereto), or any such Prospectus (or any amendment or supplement thereto); PROVIDED, HOWEVER, that, in the case of a Shelf Registration Statement, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

          (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 5(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 5(b) above, counsel to the indemnified parties shall be selected by the Issuers. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 5 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

          (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 5(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

          (e) In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this
Section 5 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Issuers, the Initial Purchasers and the Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Issuers, the Initial Purchasers and the Holders, as incurred; PROVIDED that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Issuers, the Initial Purchasers and the Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Issuers, on the one hand, and the Initial Purchasers and the Holders, on the other hand, with respect to the statements or omissions which resulted in such loss, liability, claim, damage or expense, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault of the Issuers, on the one hand, and of the Initial Purchasers and the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers, on the one hand, or by or on behalf of the Initial Purchasers or the Holders, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuers, the Initial Purchasers and the Holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5 were to be determined by pro rata allocation or by any other method of allocation that does not take into account the relevant equitable considerations. For purposes of this Section 5, each affiliate of the Initial Purchasers or Holder, and each director, officer, employee, agent and Person, if any, who controls a Initial Purchasers or Holder or such affiliate within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Initial Purchaser or Holder, and each director of each of the Issuers, each officer of each of the Issuers who signed the Registration Statement, and each Person, if any, who controls each of the Issuers within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as each of the Issuers.

          (f)  The indemnity and contribution agreements contained in this
Section 5 will be in addition to any liability which the indemnifying persons may otherwise have to the indemnified persons referred to above.

6.   RULES 144 AND 144A

          For so long as the Issuers are subject to the reporting requirements of Section 13 or 15 of the Exchange Act and any Registrable Securities remain outstanding, the Issuers covenant that they will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder, that if they cease to be so required to file such reports, they will upon the request of any Holder of Registrable Securities
(a) make publicly available such information as is necessary to permit sales pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales pursuant to Rule 144A under the Securities Act and they will take such further action as any Holder of Registrable Securities may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Issuers will deliver to such Holder a written statement as to whether it has complied with such requirements.

7.   UNDERWRITTEN REGISTRATIONS

          If any of the Registrable Securities covered by any Shelf Registration are to be sold in an underwritten offering, the underwriter or underwriters and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Securities included in such offering; PROVIDED, HOWEVER, that such selection is reasonably acceptable to the Issuers.

          No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and
(b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

8.   MISCELLANEOUS

          (a) REMEDIES. In the event of a breach by any Issuer of any of its obligations under this Agreement, each Holder of Registrable Securities and each Participating Broker-Dealer holding Exchange Securities, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of the Initial Purchasers, in the Purchase Agreement, or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Each Issuer agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b) NO INCONSISTENT AGREEMENTS. None of the Issuers has entered, as of the date hereof, and none of the Issuers shall enter, after the date of this Agreement, into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of any of the Issuers' other issued and outstanding securities under any such agreements. None of the Issuers has entered and none of the Issuers will enter into any agreement with respect to any of its securities which will grant to any Person piggy-back rights with respect to a Registration Statement.

          (c) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. Neither the Company nor the Subsidiary Guarantors shall, directly or indirectly, take any action with respect to the Registrable Securities as a class that would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

          (d) AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Securities and (B) in circumstances that would adversely affect Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Securities held by all Participating Broker-Dealers; PROVIDED, HOWEVER, that Section 5 and this Section 8(d) may not be amended, modified or supplemented without the prior written consent of each Initial Purchaser, each Holder and each Participating Broker-Dealer (including any person who was a Holder or Participating Broker-Dealer of Registrable Securities or Exchange Securities, as the case may be, disposed of pursuant to any Registration Statement). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being tendered pursuant to the Exchange Offer or sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in aggregate principal amount of the Registrable Securities being tendered or being sold by such Holders pursuant to such Registration Statement.

          (e) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

          1. if to a Holder of Registrable Securities or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture, with a copy in like manner to the Initial Purchasers as follows:

               Merrill Lynch & Co.
               Merrill Lynch, Pierce, Fenner & Smith
                           Incorporated
               Merrill Lynch World Headquarters
               North Tower
               250 Vesey Street
               World Financial Center
               New York, New York  10281-1329
               Facsimile No.:  (212) 449-8635
               Attention:  Edmond Moriarty

          with a copy to:

               Cahill Gordon & Reindel
               80 Pine Street
               New York, New York  10005
               Facsimile No.:  (212) 269-5420
               Attention:  Jonathan A. Schaffzin, Esq.

          2. if to the Initial Purchasers, at the address specified in Section 8(e)(1);

          3.   if to an Issuer, as follows:

               c/o Nash Finch Company

               7600 France Avenue South
               Edina, MN  55435
               Facsimile No.:  (612) 844-1235
               Attention:  Norman R. Soland, Esq.

          with copies to:

               Oppenheimer Wolff & Donnelley
               Plaza VII
               45 South 7th Street
               Suite 3400
               Minneapolis, MN  55402-1609
               Facsimile No.:  (612) 607-7100
               Attention:  Mark A. Kimball, Esq.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier guaranteeing overnight delivery; and when receipt is acknowledged by the addressee, if telecopied.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee under the Indenture at the address specified in such Indenture.

          (f) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of the Initial Purchasers, including, without limitation and without the need for an express assignment, subsequent Holders; PROVIDED that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

          (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. SPECIFIED DATES AND TIMES OF DAY REFER TO NEW YORK CITY TIME.

          (j) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (k) SECURITIES HELD BY THE COMPANY OR ITS AFFILIATES. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (l) THIRD PARTY BENEFICIARIES. Holders of Registrable Securities and Participating Broker-Dealers are intended third party beneficiaries of this Agreement and this Agreement may be enforced by such Persons. In addition, the Initial Purchasers shall have the right to enforce any obligation of any or all of the Issuers directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of any Person referred to in the preceding sentence or the heirs and legal representatives of any such persons hereunder. Except as expressly set forth in this Section 8(l), nothing contained in this Agreement is intended or shall be construed to give any person, firm, or corporation, other than the parties to this Agreement, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole benefit of the Initial Purchasers, the Holders, the Company and the other persons referenced by the preceding sentences of this Section 8(l) and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.

          (m) ENTIRE AGREEMENT. This Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchasers on the one hand and the Issuers on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                   Very truly yours,

                                   NASH-FINCH COMPANY

                                   By: /s/ Alfred N. Flaten
                                       -------------------------------
                                       Name:  Alfred N. Flaten
                                       Title: President

                                   NASH DECAMP COMPANY

                                   By: /s/ Alfred N. Flaten
                                       -------------------------------
                                       Name:  Alfred N. Flaten
                                       Title: Attorney-in-fact

                                   T.J. MORRIS COMPANY

                                   By: /s/ Alfred N. Flaten
                                       -------------------------------
                                       Name:  Alfred N. Flaten
                                       Title: President

                                   SUPER FOOD SERVICES, INC.

                                   By: /s/ Alfred N. Flaten
                                       -------------------------------
                                       Name:  Alfred N. Flaten
                                       Title: Vice President

                                   FORREST TRANSPORTATION
                                   SERVICES, INC.

                                   By: /s/ Alfred N. Flaten
                                       -------------------------------
                                       Name:  Alfred N. Flaten
                                       Title: Attorney-in-fact

[Registration Rights signature page]

                                   GTL TRUCK LINES, INC.

                                   By: /s/ Alfred N. Flaten
                                       -------------------------------
                                       Name:  Alfred N. Flaten
                                       Title: Vice President

                                   PIGGLY WIGGLY NORTHLAND
                                   CORPORATION

                                   By: /s/ Alfred N. Flaten
                                       -------------------------------
                                       Name:  Alfred N. Flaten
                                       Title: President

                                   GILLETTE DAIRY OF THE BLACK HILLS, INC.

                                   By: /s/ Charles F. Ramsbacher
                                       -------------------------------
                                       Name:  Charles F. Ramsbacher
                                       Title: Vice President

                                   NEBRASKA DAIRIES, INC.

                                   By: /s/ Charles F. Ramsbacher
                                       -------------------------------
                                       Name:  Charles F. Ramsbacher
                                       Title: Vice President


                                   MERRILL LYNCH, PIERCE, FENNER & SMITH
                                       INCORPORATED
                                   NESBITT BURNS SECURITIES INC.
                                   PIPER JAFFRAY INC.


                                   By: Merrill Lynch, Pierce, Fenner & Smith
                                       Incorporated

                                   By: /s/ Lisa Craig
                                       -------------------------------
                                       Name:  Lisa Craig
                                       Title: Authorized Signatory

                                                                       EXHIBIT A

                             FORM OF OPINION OF COUNSEL

          1. Each of the Exchange Offer Registration Statement and the Prospectus (other than the financial statements, notes or schedules thereto and other financial information and supplemental schedules included or incorporated by reference therein or omitted therefrom and the Form T-1, as to which such counsel need express no opinion), complies as to form in all material respects with the applicable requirements of the Securities Act and the applicable rules and regulations promulgated under the Securities Act.

          2. In the course of such counsel's review and discussion of the contents of the Exchange Offer Registration Statement and the Prospectus with certain officers and other representatives of the Issuers and representatives of the independent certified public accountants of the Issuers, but without independent check or verification or responsibility for the accuracy, completeness or fairness of the statements contained therein, on the basis of the foregoing (relying as to materiality to a large extent upon representations and opinions of officers and other representatives of the Issuers), no facts have come to such counsel's attention which cause such counsel to believe that the Exchange Offer Registration Statement (other than the financial statements, notes and schedules thereto and other financial information contained or incorporated by reference therein and the Form T-1, as to which such counsel need express no belief), at the time the Exchange Offer Registration Statement became effective and at the time of the consummation of the Exchange Offer, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, or that the Prospectus (other than the financial statements, notes and schedules thereto and other financial information contained or incorporated by reference therein, as to which such counsel need express no belief) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.